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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Indus International, Inc. of our report dated January 30, 2001, with respect to the consolidated financial statements and schedule of Indus International Inc. included in its Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                               Ernst & Young LLP


June 29, 2001
San Francisco, California